Exhibit 99.1

Eos Energy Secures Cerberus Delayed Draw Term Loan Full Funding, Continuing U.S. Manufacturing Capacity to Strengthen America’s Energy Independence

Successfully achieves all operational milestones that guarantees final $40.5 million under $210.5 million Term Loan to further solidify its position as a leader in American energy storage systems.

TURTLE CREEK, Pa., January 27, 2025 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage systems sourced and manufactured in the United States, today announced the successful achievement of the third set of performance milestones previously agreed upon between Eos and an affiliate of Cerberus Capital Management LP (“Cerberus”) as part of Cerberus’s strategic investment in the Company. Successfully meeting these performance milestones allowed the Company to access the final $40.5 million of the Delayed Draw Term Loan (DDTL), fueling ongoing operations, U.S. production expansion, and the creation of an American energy storage powerhouse.

“The Eos team is making measurable progress, consistently meeting critical operational targets and positioning the Company for profitable growth,” said Nathan Kroeker, Eos Chief Financial Officer. “With the term loan fully funded, combined with Department of Energy (DOE) loan guarantee first disbursement in December, Eos has a strong foundation and sufficient capital to continue implementing Project AMAZE. We’re executing our strategy to scale production into strong customer demand for long duration energy storage. Cash from customer projects now play an important role in funding working capital and our American-made system can play a critical role in America achieving energy independence.”

The $210.5 million DDTL announced in June 2024 is now fully funded, driven by the Company consistently achieving key operational milestones related to the Company’s state-of-the-art manufacturing line, raw materials cost-out, Z3 technology performance improvement and orders backlog cash conversion. The Company surpassed its January raw materials cost-out target by 6% while delivering manufacturing cycle times below 10 seconds to further demonstrate continued operational efficiency and progress towards profitable growth.

“Cerberus is ecstatic about the incredible progress made since our initial investment last year. Joe and team continue to fire on all cylinders, and Cerberus will continue to be all-in, helping Eos execute on their rapidly growing global pipeline and backlog,” said Nick Robinson, Cerberus Senior Managing Director and Eos Board Member. “With all the pieces now firmly in place to scale, 2025 and beyond is all about revenue growth, profitability and acceleration of global manufacturing capacity to meet exponential global demand. This demand is driven by a critical need for a long duration, non-flammable alternative to lithium at a time when the national security imperative could not be more important. With President Trump’s recent Executive Order, emphasizing American-made, and American-sourced, manufacturing to supporting America’s energy independence, Cerberus could not be more excited about partnering with Eos to build a large global platform.  Cerberus views Eos as the “First Solar” of the battery space, further highlighting America’s ability to lead, innovate, and reclaim our energy independence.”

About Eos Energy Enterprises

Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

Contacts

Investors: ir@eose.com

Media: media@eose.com

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our path to profitability and strategic outlook, statements regarding our capital needs to support project AMAZE, statements regarding the anticipated use of proceeds from the delayed draw term loan with Cerberus, and statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; uncertainties around our ability to meet the applicable conditions precedent to funding under the DOE loan; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.